(FORM OF FACE)

Ascent Energy Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
PREFERRED STOCK
This Certificate is transferable in New York, NY or Ridgefield Park, NJ
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 04362R 30 2
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF 8% SERIES B CONVERTIBLE PREFERRED
STOCK, $.001 PAR VALUE,OF
ASCENT ENERGY INC.
transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent-Registrar.
        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers
Dated:
SECRETARY
PRESIDENT
Countersigned and Registered:
MELLON INVESTOR SERVICES LLC
Transfer Agent and Registrar

By

                    Authorized Signature

(FORM OF REVERSE)

ANY STOCKHOLDER MAY OBTAIN, WITHOUT CHARGE, BY REQUEST TO THE OFFICE OF THE SECRETARY OF THE CORPORATION, A COPY OF A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE SHARES OF SERIES B PREFERRED STOCK REPRESENTED HEREBY AND OF EACH OTHER CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED BY THE CORPORATION AND UPON THE HOLDERS THEREOF.
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM     --     as tenants in common UNIF GIFT MIN ACT     --                                                             __________Custodian__________
                                                                (Cust)                 (Minor)

        TEN ENT     --     as tenants by the entireties                     under Uniform Gifts to Minors

        JT TEN         --     as joint tenants with right Act______________________
                                                                                 of survivorship and not as (State)
                                                                                 tenants in common
Additional abbreviations may also be used though not in the above list.
For Value Received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:

        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE
         NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.